MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST        Two World Trade
                                                                          Center

LETTER TO THE SHAREHOLDERS November 30, 1998            New York, New York 10048

DEAR SHAREHOLDER:

We are pleased to present the semiannual report of Morgan Stanley Dean Witter Municipal Premium Income Trust (PIA) for the six-month period ended November 30, 1998.

On December 21, 1998 the Fund changed its name from Municipal Premium Income Trust to Morgan Stanley Dean Witter Municipal Premium Income Trust. Details on the name change were mailed to shareholders in mid-December under separate cover.

Since our last report six months ago, global financial turmoil, including the Russian currency crisis, continued to affect the securities markets. The resulting flight-to-quality bond rally pushed U.S. Treasury bond yields to 30-year lows. Municipal bond yields declined but lagged the downward trend of Treasury yields.

The deflationary impact of the international financial crisis began to temper U.S. economic growth prior to the summer's tumultuous market activity. Lower commodity prices, cheaper imports and improved


                            BOND YIELDS 1994 - 1998


       30-Year Insured       30-Year U.S.        Insured Municipal Yields as a
       Municipal Yields    Treasury Yields    Percentage of U.S. Treasury Yields
            5.4%                 6.34%                     85.17%
            5.4                  6.24                      86.54
            5.8                  6.66                      87.09
            6.4                  7.09                      90.27
            6.35                 7.32                      86.75
            6.25                 7.43                      84.12
1994        6.5                  7.61                      85.41
            6.25                 7.39                      84.57
            6.3                  7.45                      84.56
            6.55                 7.81                      83.87
            6.75                 7.96                      84.8
            7                    8                         87.5
            6.75                 7.88                      85.66
            6.4                  7.7                       83.12
            6.15                 7.44                      82.66
            6.15                 7.43                      82.77
            6.2                  7.34                      84.47
            5.8                  6.66                      87.09
1995        6.1                  6.62                      92.15
            6.1                  6.86                      88.92
            6                    6.66                      90.08
            5.95                 6.48                      91.82
            5.75                 6.33                      90.84
            5.5                  6.14                      89.56
            5.35                 5.94                      90.07
            5.4                  6.03                      89.55
            5.8                  6.46                      86.69
            5.85                 6.66                      87.84
            5.95                 6.89                      86.36
            6.05                 6.99                      86.55
1996        5.9                  6.89                      85.63
            5.85                 6.97                      83.93
            5.9                  7.11                      82.98
            5.7                  6.93                      82.25
            5.65                 6.64                      85.09
            5.5                  6.35                      86.61
            5.6                  6.63                      84.46
            5.7                  6.79                      83.95
            5.65                 6.8                       83.08
            5.9                  7.1                       83.1
            5.75                 6.94                      82.85
            5.65                 6.91                      81.77
1997        5.6                  6.78                      82.6
            5.3                  6.3                       84
            5.5                  6.61                      83
            5.4                  6.4                       84.4
            5.35                 6.15                      86.9
            5.3                  6.05                      87.6
            5.15                 5.92                      86.9
            5.15                 5.81                      88.8
            5.2                  5.92                      87.8
            5.25                 5.93                      88.5
            5.35                 5.95                      89.9
            5.2                  5.80                      89.66
1998        5.2                  5.65                      92.04
            5.18                 5.71                      90.72
            5.03                 5.27                      95.45
            4.95                 5                         99
            5.05                 5.16                      97.87

Source: Municipal Market Data

MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST productivity offset the potential inflationary impact of strong domestic employment. With inflation held in check, the Federal Reserve Board provided liquidity to the markets by lowering short-term interest rates. Between the end of September and the middle of November, the Federal Reserve Open Market Committee had cut the federal-funds rate 75 basis points from 5.50 percent to
4.75 percent in three separate moves.

MUNICIPAL MARKET CONDITIONS

At the end of November the long-term insured municipal bond index yield stood at
5.00 percent. This index yield declined 30 basis points from 5.30 percent over the last 12 months. In contrast, the 30-year U.S. Treasury bond yield fell 100 basis points during the same period.

As municipals lagged the rally in Treasuries, the ratio of municipal yields to Treasury yields rose sharply to 99 percent. A rising ratio means that the attractiveness of municipals relative to Treasuries has improved. The rise in this ratio is similar to the jump witnessed in 1986 when a radical legislative proposal threatened the favorable tax advantage of municipal bonds.

The overall decline in interest rates led to a substantial increase in new issue municipal volume. Municipal issuance was on a pace to challenge 1993's record of $292 billion. Total municipal volume through November of $255 billion was ahead 28 percent versus the same period last year. Half the underwriting volume was enhanced with bond insurance. Refundings represented 29 percent of total new issuance.

PERFORMANCE

The Fund's net asset value (NAV) increased from $10.41 to $10.55 per share for the six month period. Based on this NAV change plus reinvestment of tax-free dividends of $0.285 per share, the Fund's total return was 4.29 percent. PIA's price on the New York Stock Exchange declined from $9.625 to $9.50 per share. Based on this change in market price plus reinvestment of dividends, PIA's total market return was 1.57 percent. On November 30, 1998 PIA traded at a 9.95 percent discount to NAV.

Monthly dividends for the fourth calendar quarter of 1998 were declared in September. Beginning with the October 1998 dividend, the monthly dividend was reduced from $0.05 per share to $0.0425 per share to more closely reflect the Fund's anticipated income. The level of undistributed net investment income remained unchanged at $0.09.

PORTFOLIO STRUCTURE

PIA remained fully invested in long-term municipal bonds during the period. Investments were diversified among 13 specific long-term sectors and 73 credits. As illustrated in the accompanying

MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST

LARGEST SECTORS as of November 30, 1998 (% of Net Assets)

Hospital                                                          18%
IDR/PCR*                                                          15%
Electric                                                          15%
Transportation                                                    14%
Mortgage                                                          10%
General Obligation                                                 8%
Water & Sewer                                                      7%
All Others                                                        13%

* Industrial Development/Pollution Control Revenue

Portfolio structure is subject to change.

CREDIT RATINGS as of November 30, 1998 (% of Total Long-Term Portfolio)

Aaa or AAA                                                        65%
Aa or AA                                                          21%
A or A                                                             2%
Baa or BBB                                                        10%
N/R                                                                2%

As measured by Moody's Investors Service, Inc. or
Standard & Poor's Corp.

Portfolio structure is subject to change.




CALL STRUCTURE as of November 30, 1998
(% of Total Long-Term Portfolio)

WEIGHTED AVERAGE
CALL PROTECTION: 6 YEARS

Years Bonds Callable                      Percent Callable
        1999                                      5%
        2000                                      8%
        2001                                      8%
        2002                                      9%
        2003                                      0%
        2004                                     10%
        2005                                     12%
        2006                                     12%
        2007                                      4%
        2008                                     28%
        2009+                                     4%

Portfolio structure is subject to change.

MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST chart, the distribution of call dates in the portfolio produced 6 years of weighted average call protection.

At the time of issuance, municipal bonds generally have 10 years of protection from the municipality's option to call bonds for redemption. Interest rates have declined since the Fund's inception and we anticipate that most municipal issuers will use their optional call provisions to refinance portfolio holdings at lower yields.

PIA's weighted average maturity was 21 years. Average duration (a measure of sensitivity to interest rate changes) was 6.8 years. High grade credit quality was maintained with 86 percent of long-term holdings rated double or triple "A."

THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by the Fund's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates.

During the six month period, ARPS leverage contributed approximately $0.04 per share to common share earnings. Weekly ARPS yields ranged between 3.10 and 3.85 percent. Five ARPS series totaling $100 million represented 28 percent of net assets.

LOOKING AHEAD

Global economic conditions have kept inflationary pressures under control and have contributed to lower interest rates. The fixed income markets appear concerned about the risk of reflation as countries seek to stimulate economic growth. However, the ability of the Fed to maintain stability by responding with appropriate monetary policy is encouraging. With the municipal relationship to Treasuries more favorable than it has been in 10 years, the outlook for municipal bonds is positive.

The Fund's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Fund's shares. In

MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Fund may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the six month period, the Fund purchased and retired 426,600 shares of common stock at a weighted average discount of 9.86% percent.

We appreciate your ongoing support of Morgan Stanley Dean Witter Municipal Premium Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO
-----------------------------
CHARLES A. FIUMEFREDDO
Chairman of the Board

MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST

PORTFOLIO OF INVESTMENTS November 30, 1998 (unaudited)

PRINCIPAL
AMOUNT IN                                                                           COUPON   MATURITY
THOUSANDS                                                                            RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (95.1%)
            General Obligation (7.6%)
$  2,000    California, Dtd 10/01/98 Refg (MBIA)........................             4.50%   10/01/28    $ 1,869,180
   5,000    Los Angeles Unified School District, California, 1997 Ser B
             (FGIC).....................................................             5.00    07/01/23      5,004,150
   3,500    Massachusetts, 1995 Ser A (AMBAC)...........................             5.00    07/01/12      3,672,655
   2,000    Michigan Municipal Bond Authority, School Ser 1998..........             5.25    12/01/13      2,104,460
   3,000    Puerto Rico, Public Improvement Ser A 1998 (MBIA)...........             4.875   07/01/23      2,976,510
   4,500    Shelby County, Tennessee, Refg 1995 Ser A...................             5.625   04/01/11      4,840,965
   6,000    Washington, Ser 1993 A......................................             5.75    10/01/17      6,329,640
--------                                                                                                 -----------
  26,000                                                                                                  26,797,560
--------                                                                                                 -----------

            Educational Facilities Revenue (3.4%)
   5,500    Oakland University, Michigan, Ser 1995 (MBIA)...............             5.75    05/15/26      5,929,275
            New York State Dormitory Authority,
   4,000     State University Refg Ser 1993 A...........................             5.50    05/15/08      4,327,720
   1,350     State University Refg Ser 1990 B...........................             7.50    05/15/11      1,671,935
--------                                                                                                 -----------
  10,850                                                                                                  11,928,930
--------                                                                                                 -----------

            Electric Revenue (14.6%)
   5,000    Sacramento Municipal Utility District, California, Refg 1994
             Ser I (MBIA)...............................................             6.00    01/01/24      5,491,450
   4,000    Kansas City, Kansas, Utility Refg & Impr Ser 1994 (FGIC)....             6.375   09/01/23      4,514,160
   7,750    South Carolina Public Service Authority, 1995 Refg Ser A
             (AMBAC)....................................................             6.25    01/01/22      8,728,283
   4,000    Lower Colorado River Authority, Texas, Jr Lien Seventh Ser
             (FSA)......................................................             4.75    01/01/28      3,823,800
  20,000    San Antonio, Texas, Electric & Gas Refg Ser 1994 C..........             4.70    02/01/06     20,562,000
            Intermountain Power Agency, Utah,
   3,000     Refg Ser 1998 A (MBIA).....................................             5.25    07/01/15      3,098,310
   5,000     Refg 1997 Ser B (MBIA).....................................             5.75    07/01/19      5,407,650
--------                                                                                                 -----------
  48,750                                                                                                  51,625,653
--------                                                                                                 -----------

            Hospital Revenue (17.5%)
   5,000    Alabama Special Care Facilities Financing Authority of
             Birmingham, Daughters of Charity National Health/St
             Vincent's & Providence Hospitals Ser 1995..................             5.00    11/01/25      4,919,850
   5,000    Birmingham - Carraway Special Care Facilities Financing
             Authority, Alabama, Carraway Methodist Health Ser 1995 A
             (Connie Lee)...............................................             5.875   08/15/15      5,376,899
   3,500    Colbert County - Northwest Health Care Authority, Alabama,
             Hellen Keller Hospital Refg Ser 1990.......................             8.75    06/01/09      3,767,365
   1,000    California Health Facilities Financing Authority, Alexian
             Brothers/San Jose Refg Ser 1990 (MBIA).....................             7.125   01/01/16      1,054,310
   8,000    Fulco Hospital Authority, Georgia, Catholic Health East Ser
             1998 A (MBIA)..............................................             5.00    11/15/28      7,865,600
   3,000    Hall County and Gainesville Hospital Authority, Georgia,
             Northeast Georgia Healthcare Ser 1995 (MBIA)...............             6.00    10/01/20      3,304,470
   1,800    Southwestern Illinois Development Authority, Anderson
             Hospital Ser 1992 A........................................             7.00    08/15/22      1,946,448
   9,500    Boston, Massachusetts, Boston City Hospital - FHA Mtg Refg
             Ser B......................................................             5.75    02/15/13      9,903,750
   4,000    North Carolina Medical Care Commission, Duke University
             Health Ser 1998 A..........................................             4.75    06/01/28      3,758,640

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST

PORTFOLIO OF INVESTMENTS November 30, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                                 COUPON   MATURITY
THOUSANDS                                                                                  RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------------------------
$  4,000    Montgomery County, Ohio, Franciscan Medical Center - Dayton
             Campus Ser 1997............................................                   5.50%   07/01/18    $ 4,036,160
   2,985    Lehigh County General Purpose Authority, Pennsylvania, St
             Lukes Hospital Ser 1992 (AMBAC)............................                   6.25    07/01/22      3,253,740
   2,750    Jefferson County Health Facilities Development Corporation,
             Texas, Baptist Health Ser 1989.............................                   8.30    10/01/14      2,865,005
   5,000    Washington Health Care Facilities Authority, Swedish Health
             Ser 1998 (AMBAC)...........................................                   5.125   11/15/22      4,948,850
   5,000    Wisconsin Health & Educational Facilities Authority, Wausau
             Hospital Refg Ser 1998 A (AMBAC)...........................                   5.125   08/15/20      4,957,550
--------                                                                                                       -----------
  60,535                                                                                                        61,958,637
--------                                                                                                       -----------

            Industrial Development/Pollution Control Revenue (15.3%)
  11,230    Pima County Industrial Development Authority, Arizona,
             Tucson Electric Power Co Refg Ser 1988 A (FSA).............                   7.25    07/15/10     12,524,369
  10,000    Burlington, Kansas, Kansas Gas & Electric Co Ser 1991
             (MBIA).....................................................                   7.00    06/01/31     10,883,600
   9,300    New York City Industrial Development Agency, New York,
             Brooklyn Navy Yard Cogeneration Partners LP Project Ser
             1997 (AMT).................................................                   5.65    10/01/28      9,484,326
   9,500    Montgomery County Industrial Development Authority,
             Pennsylvania, Philadelphia Electric Co Refg 1991 Ser B
             (MBIA).....................................................                   6.70    12/01/21     10,332,295
  10,000    Alliance Airport Authority, Texas, AMR Corp Ser 1990
             (AMT)......................................................                   7.50    12/01/29     10,727,400
--------                                                                                                       -----------
  50,030                                                                                                        53,951,990
--------                                                                                                       -----------

            Mortgage Revenue - Multi-Family (2.9%)
   1,250    Lake Charles Non-Profit Housing Development Corporation,
             Louisiana, Ser 1990 A (FSA)................................                   7.875   02/15/25      1,276,250
            Massachusetts Housing Finance Agency,
   1,925     Rental 1994 Ser A (AMT) (AMBAC)............................                   6.60    07/01/14      2,083,967
   3,785     Rental 1994 Ser A (AMT) (AMBAC)............................                   6.65    07/01/19      4,106,649
   2,540    Minnesota Housing Finance Agency, Rental 1995 Ser D
             (MBIA).....................................................                   6.00    02/01/22      2,687,498
--------                                                                                                       -----------
   9,500                                                                                                        10,154,364
--------                                                                                                       -----------

            Mortgage Revenue - Single Family (6.6%)
            Colorado Housing & Finance Authority,
     275     Ser 1990 B-2...............................................                   8.00    02/01/18        286,435
   2,500     Ser 1997 A-2 (AMT).........................................                   7.25    05/01/27      2,848,424
     280    Idaho Housing Agency, 1988 Ser D-2 (AMT)....................                   8.25    01/01/20        308,182
     845    Kansas City Leavenworth & Lenexa, Kansas, GNMA-Backed Ser
             1998 C (AMT)...............................................                   8.00    11/01/20        870,806
            Olathe, Kansas,
     140     GNMA Collateralized Ser 1990 B.............................                   7.50    09/01/10        147,692
     350     GNMA Collateralized Ser 1989 A (AMT) (MBIA)................                   8.00    11/01/20        362,509
   1,410    New Orleans Home Mortgage Authority, Louisiana, GNMA
             Collateralized 1989 Ser B-1 (AMT)..........................                   8.25    12/01/21      1,444,573

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST

PORTFOLIO OF INVESTMENTS November 30, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Maine Housing Authority,
$  1,670     Purchase Ser 1988 D4 (AMT).................................   7.55%   11/15/19    $ 1,721,854
   1,000     Purchase Ser 1988 D5 (AMT).................................   7.55    11/15/19      1,055,960
     540    Mississippi Housing Finance Corporation, GNMA-Backed Ser
             1989 (AMT) (FGIC)..........................................   8.25    10/15/18        562,621
   2,615    Missouri Housing Development Commission, Homeownership 1996
             Ser D (AMT)................................................   7.10    09/01/27      2,882,227
     185    Muskogee County Home Finance Authority, Oklahoma, 1990 Ser A
             (FGIC).....................................................   7.60    12/01/10        192,992
   1,765    Rhode Island Housing & Mortgage Finance Corporation,
             Homeownership 1988 Ser 1-D (AMT)...........................   7.875   10/01/22      1,829,687
            South Carolina Housing Finance & Development Authority,
   1,955     Homeownership 1998 Ser C-1 (AMT)...........................   8.125   07/01/21      2,009,114
   1,220     Homeownership 1991 Ser A (AMT).............................   7.40    07/01/23      1,285,404
   2,685    El Paso Housing Finance Corporation, Texas, GNMA
             Collateralized Ser 1989 (AMT)..............................   8.20    03/01/21      2,775,377
            Utah Housing Finance Agency,
     220     Ser 1991 B-1...............................................   7.50    07/01/16        231,317
     250     Ser 1989 B (AMT)...........................................   8.25    07/01/21        256,500
   2,000    Virginia Housing Development Authority, 1992 Ser A..........   7.10    01/01/25      2,076,120
--------                                                                                       -----------
  21,905                                                                                        23,147,794
--------                                                                                       -----------

            Nursing & Health Related Facilities Revenue (0.5%)
            New York State Medical Care Facilities Finance Agency,
     825     Mental Health Ser 1987.....................................   8.875   08/15/07        836,855
     565     Mental Health Ser 1990 A (Secondary MBIA)..................   7.75    02/15/20        601,556
     405     Mental Health Ser 1991 A...................................   7.50    02/15/21        440,709
--------                                                                                       -----------
   1,795                                                                                         1,879,120
--------                                                                                       -----------

            Public Facilities Revenue (1.7%)
   2,000    Metropolitan Pier & Exposition Authority, Illinois,
             McCormick Place Refg Ser 1998 A (FGIC).....................   5.50    06/15/18      2,162,920
            Saint Paul Independent School District #625, Minnesota,
   1,700     Ser 1995 C COPs............................................   5.45    02/01/11      1,795,421
   1,800     Ser 1995 C COPs............................................   5.50    02/01/12      1,909,836
--------                                                                                       -----------
   5,500                                                                                         5,868,177
--------                                                                                       -----------

            Transportation Facilities Revenue (13.9%)
   3,500    Atlanta, Georgia, Airport Ser 1994 B (AMT) (AMBAC)..........   6.00    01/01/21      3,748,955
            Chicago, Illinois,
   5,000     Chicago-O'Hare International Airport Ser 1996 A (AMBAC)....   5.625   01/01/12      5,398,100
   7,000     Midway Airport 1994 Ser A (AMT) (MBIA).....................   6.25    01/01/24      7,706,440
   2,000     Midway Airport 1998 Ser A (AMT) (MBIA).....................   5.125   01/01/35      1,943,860
   5,000    Regional Transportation Authority, Illinois, Ser 1994 A
             (AMBAC)....................................................   6.25    06/01/24      5,552,400

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST

PORTFOLIO OF INVESTMENTS November 30, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
$  5,000    Wayne County, Michigan, Detroit Metropolitan Wayne County
             Airport Ser 1998 A (AMT) (MBIA)............................   5.00%   12/01/28    $ 4,848,900
   3,500    New York State Thruway Authority, Local Highway & Bridge Ser
             1998 A (MBIA)..............................................   5.00    04/01/18      3,508,785
   8,000    Austin, Texas, Airport Prior Lien Ser 1995 A (AMT) (MBIA)...   6.125   11/15/25      8,795,600
   5,000    Pocahontas Parkway Association, Virginia, Route 895
             Connector Ser 1998 A.......................................   5.50    08/15/28      4,999,550
   2,625    Richmond Metropolitan Authority, Virginia, Expressway & Refg
             Ser 1998 (FGIC)............................................   5.25    07/15/17      2,775,885
--------                                                                                       -----------
  46,625                                                                                        49,278,475
--------                                                                                       -----------

            Water & Sewer Revenue (7.2%)
   2,500    Coachella, California, Ser 1992 COPs (FSA)..................   6.10    03/01/22      2,702,425
   3,000    Santa Rosa, California, Wastewater Refg 1996 Ser A (FGIC)...   4.75    09/01/16      3,006,750
   5,000    Massachusetts Water Resources Authority, 1998 Ser A (FSA)...   4.75    08/01/27      4,803,000
   3,000    Detroit, Michigan, Water Supply 1997 Ser A (MBIA)...........   5.00    07/01/21      2,975,790
   3,600    Rio Rancho, New Mexico, Water & Wastewater Ser 1995 A
             (FSA)......................................................   6.00    05/15/22      3,943,620
   5,000    Cleveland, Ohio, Waterworks Impr & Refg 1998 Ser I (FSA)....   5.00    01/01/23      4,972,050
   3,140    Texas Water Resource Finance Authority, Ser 1989 (AMBAC)....   7.50    08/15/13      3,231,814
--------                                                                                       -----------
  25,240                                                                                        25,635,449
--------                                                                                       -----------

            Other Revenue (3.5%)
  10,000    New York Local Government Assistance Corporation, Refg Ser
             1997 (MBIA)................................................   5.00    04/01/21      9,946,100
   2,500    Cuyahoga County, Ohio, The Medical Center Co Ser 1998
             (AMBAC)....................................................   5.125   02/15/28      2,494,175
--------                                                                                       -----------
  12,500                                                                                        12,440,275
--------                                                                                       -----------

            Refunded (0.4%)
   1,340    Missouri Health & Educational Facilities Authority, Missouri
--------     Baptist Medical Center Refg Ser 1989 (ETM).................   7.625   07/01/18      1,422,959
                                                                                               -----------

 320,570    TOTAL TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $315,284,778).................   336,089,383
--------                                                                                       -----------

            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (3.2%)
   7,000    Illinois Health Facilities Authority, Northwestern Memorial
             Hospital Ser 1995 (Demand 12/01/98)........................   3.35*   08/15/25      7,000,000
   4,300    Missouri Health & Educational Facilities Authority,
--------     Washington University Ser C (Demand 12/01/98)..............   3.25*   09/01/30      4,300,000
                                                                                               -----------

  11,300    TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (Identified Cost
             $11,300,000)...................................................................    11,300,000
--------                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST

PORTFOLIO OF INVESTMENTS November 30, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                             VALUE
-----------------------------------------------------------------------------------------------

$331,870    TOTAL INVESTMENTS (Identified Cost $326,584,778) (a)........   98.3%   $347,389,383
========

            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES..............    1.7      5,916,710
                                                                          ----     -----------

            NET ASSETS..................................................  100.0%   $353,306,093
                                                                          =====    ===========

---------------------

   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
   ETM      Escrowed to maturity.
    *       Current coupon of variable rate demand obligation.
   (a)      The aggregate cost for federal income tax purposes
            approximates identified cost. The aggregate gross unrealized appreciation is $20,888,189 and the aggregate gross
            unrealized depreciation is $83,584, resulting in net
            unrealized appreciation of $20,804,605.

Bond Insurance:
  AMBAC     AMBAC Indemnity Corporation.
Connie Lee  Connie Lee Insurance Company.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                               November 30, 1998

Alabama..................       4.0%
Arizona..................       3.5
California...............       5.4
Colorado.................       1.0
Georgia..................       4.2
Illinois.................       9.0
Kansas...................       4.7
Louisiana................       0.8
Maine....................       0.8
Massachusetts............       7.0
Michigan.................       4.5
Minnesota................       1.8
Mississippi..............       0.2
Missouri.................       2.4
New Mexico...............       1.1
New York.................       8.7
North Carolina...........       1.1
Ohio.....................       3.3
Oklahoma.................       0.1
Pennsylvania.............       3.8
Puerto Rico..............       0.8
Rhode Island.............       0.5
South Carolina...........       3.4
Tennessee................       1.4
Texas....................      14.9
Utah.....................       2.5
Virginia.................       2.8
Washington...............       3.2
Wisconsin................       1.4
                             ------
Total....................      98.3%
                             ======

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1998 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $326,584,778).............................      $347,389,383
Cash........................................................           156,309
Receivable for:
    Interest................................................         5,918,662
    Investments sold........................................           167,457
Prepaid expenses and other assets...........................           221,812
                                                                  ------------

    TOTAL ASSETS............................................       353,853,623
                                                                  ------------

LIABILITIES:
Payable for:
    Dividends to preferred shareholders.....................           170,426
    Investment advisory fee.................................           120,083
    Administration fee......................................            75,052
    Shares of beneficial interest repurchased...............            40,289
Accrued expenses and other payables.........................           141,680
                                                                  ------------

    TOTAL LIABILITIES.......................................           547,530
                                                                  ------------

    NET ASSETS..............................................      $353,306,093
                                                                  ============

COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares
 authorized of non-participating $.01 par value, 1,000
 shares outstanding)........................................      $100,000,000
                                                                  ------------
Common shares of beneficial interest (unlimited shares
 authorized of $.01 par value, 24,006,624 shares
 outstanding)...............................................       222,973,631
Net unrealized appreciation.................................        20,804,605
Accumulated undistributed net investment income.............         2,132,306
Accumulated undistributed net realized gain.................         7,395,551
                                                                  ------------

    NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS............       253,306,093
                                                                  ------------

    TOTAL NET ASSETS........................................      $353,306,093
                                                                  ============

NET ASSET VALUE PER COMMON SHARE
 ($253,306,093 divided by 24,006,624 common shares
 outstanding)...............................................      $      10.55
                                                                  ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST

STATEMENT OF OPERATIONS
For the six months ended November 30, 1998 (unaudited)

NET INVESTMENT INCOME:
INTEREST INCOME.............................................    $10,150,683
                                                                -----------

EXPENSES
Investment advisory fee.....................................        712,700
Administration fee..........................................        445,438
Auction commission fees.....................................        156,529
Professional fees...........................................         57,833
Transfer agent fees and expenses............................         45,943
Registration fees...........................................         16,214
Auction agent fees..........................................         15,687
Shareholder reports and notices.............................         13,351
Trustees' fees and expenses.................................         10,491
Custodian fees..............................................          8,446
Other.......................................................         19,265
                                                                -----------

    TOTAL EXPENSES..........................................      1,501,897
Less: expense offset........................................         (8,385)
                                                                -----------

    NET EXPENSES............................................      1,493,512
                                                                -----------

    NET INVESTMENT INCOME...................................      8,657,171
                                                                -----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................      1,708,007
Net change in unrealized appreciation.......................      1,336,486
                                                                -----------

    NET GAIN................................................      3,044,493
                                                                -----------

NET INCREASE................................................    $11,701,664
                                                                ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                          FOR THE SIX      FOR THE YEAR
                                                         MONTHS ENDED         ENDED
                                                       NOVEMBER 30, 1998   MAY 31, 1998
---------------------------------------------------------------------------------------
                                                          (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income................................    $  8,657,171      $ 18,521,251
Net realized gain....................................       1,708,007         5,780,796
Net change in unrealized appreciation................       1,336,486         2,044,112
                                                         ------------      ------------

    NET INCREASE.....................................      11,701,664        26,346,159
                                                         ------------      ------------

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Preferred............................................      (1,788,084)       (3,705,932)
Common...............................................      (6,939,760)      (14,732,173)
                                                         ------------      ------------

    TOTAL............................................      (8,727,844)      (18,438,105)
                                                         ------------      ------------
Decrease from transactions in common shares of
 beneficial interest.................................      (4,060,082)       (2,810,018)
                                                         ------------      ------------

    NET INCREASE (DECREASE)..........................      (1,086,262)        5,098,036

NET ASSETS:
Beginning of period..................................     354,392,355       349,294,319
                                                         ------------      ------------

    END OF PERIOD
    (Including undistributed net investment income of
    $2,132,306 and $2,202,979, respectively).........    $353,306,093      $354,392,355
                                                         ============      ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST

NOTES TO FINANCIAL STATEMENTS November 30, 1998 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Municipal Premium Income Trust (the "Fund"), formerly Municipal Premium Income Trust (the Fund changed its name effective December 21,
1998), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income exempt from federal income tax. The Fund was organized as a Massachusetts business trust on November 16, 1988 and commenced operations on February 1, 1989.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST

NOTES TO FINANCIAL STATEMENTS November 30, 1998 (unaudited) continued

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Advisor"), an affiliate of Morgan Stanley Dean Witter Services Company Inc. (the "Administrator"), the Fund pays the Investment Advisor an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.40% to the Fund's weekly net assets.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Advisor pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Advisor.

3. ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement with the Administrator, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.25% to the Fund's weekly net assets.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Administrator. The Administrator also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST

NOTES TO FINANCIAL STATEMENTS November 30, 1998 (unaudited) continued

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended November 30, 1998 aggregated $42,258,714 and $54,054,421, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Advisor and Administrator, is the Fund's transfer agent. At November 30, 1998, the Fund had transfer agent fees and expenses payable of approximately $10,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended November 30, 1998 included in Trustees' fees and expenses in the Statement of Operations amounted to $3,508. At November 30, 1998, the Fund had an accrued pension liability of $50,563 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, May 31, 1997.......................................  24,721,924   $247,219    $229,596,512
Treasury shares purchased and retired (weighted average
 discount 5.35%)*...........................................    (288,700)    (2,887)     (2,807,131)
                                                              ----------   --------    ------------
Balance, May 31, 1998.......................................  24,433,224    244,332     226,789,381
Treasury shares purchased and retired (weighted average
 discount 9.86%)*...........................................    (426,600)    (4,266)     (4,055,816)
                                                              ----------   --------    ------------
Balance, November 30, 1998..................................  24,006,624   $240,066    $222,733,565
                                                              ==========   ========    ============

---------------------
* The Trustees have voted to retire the shares purchased.

6. PREFERRED SHARES OF BENEFICIAL INTEREST

The Fund is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without the approval of the common shareholders. The Fund has issued Series A through E Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $100,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared,

MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST

NOTES TO FINANCIAL STATEMENTS November 30, 1998 (unaudited) continued

thereon to the date of distribution. The Fund may redeem such shares, in whole or in part, at the original purchase price of $100,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                    AMOUNT IN              RESET         RANGE OF
SERIES  SHARES*    THOUSANDS*     RATE*     DATE     DIVIDEND RATES**
------  -------   -------------   -----   --------   ----------------
  A       200        $20,000      3.10%   12/01/98    3.10% - 3.75%
  B       200         20,000      3.20    12/01/98    3.20  - 3.75
  C       200         20,000      3.49    08/31/99    3.49  - 3.75
  D       200         20,000      3.69    01/05/99       3.69
  E       200         20,000      3.55    07/06/99    3.55  - 3.85

---------------------
 *  As of November 30, 1998.
** For the six months ended November 30, 1998.

Subsequent to November 30, 1998 and up through January 8, 1999, the Fund paid dividends to each of the Series A through E at rates ranging from 3.00% to 5.00% in the aggregate amount of $534,220.

The Fund is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

7. DIVIDENDS TO COMMON SHAREHOLDERS

The Fund declared the following dividends from net investment income:

   DECLARATION       AMOUNT          RECORD            PAYABLE
       DATE         PER SHARE         DATE              DATE
------------------  ---------   ----------------  -----------------
September 29, 1998   $0.0425    December 4, 1998  December 18, 1998
December 29, 1998    $0.0425    January 8, 1999   January 22, 1999
December 29, 1998    $0.0425    February 5, 1999  February 19, 1999
December 29, 1998    $0.0425     March 5, 1999     March 19, 1999

MORGAN STANLEY DEAN WITTER MUNICIPAL PREMIUM INCOME TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                         FOR THE SIX                      FOR THE YEAR ENDED MAY 31*
                                                        MONTHS ENDED         ----------------------------------------------------
                                                      NOVEMBER 30, 1998        1998       1997       1996       1995       1994
---------------------------------------------------------------------------------------------------------------------------------
                                                         (unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period................        $10.41             $10.08     $10.02     $10.36     $10.24     $10.67
                                                            ------             ------     ------     ------     ------     ------
Income from investment operations:
 Net investment income..............................          0.36               0.75       0.78       0.79       0.84       0.90
 Net realized and unrealized gain (loss)............          0.12               0.33       0.19      (0.22)      0.26      (0.45)
                                                            ------             ------     ------     ------     ------     ------
Total income from investment operations.............          0.48               1.08       0.97       0.57       1.10       0.45
                                                            ------             ------     ------     ------     ------     ------
Less dividends and distributions from:
 Net investment income..............................         (0.29)             (0.60)     (0.60)     (0.65)     (0.72)     (0.76)
 Common share equivalent of dividends paid to
   preferred shareholders...........................         (0.07)             (0.15)     (0.14)     (0.15)     (0.16)     (0.12)
 Net realized gain..................................            --                 --      (0.20)     (0.12)     (0.10)        --
                                                            ------             ------     ------     ------     ------     ------
Total dividends and distributions...................         (0.36)             (0.75)     (0.94)     (0.92)     (0.98)     (0.88)
                                                            ------             ------     ------     ------     ------     ------
Anti-dilutive effect of acquiring treasury shares...          0.02                 --       0.03       0.01         --         --
                                                            ------             ------     ------     ------     ------     ------
Net asset value, end of period......................        $10.55             $10.41     $10.08     $10.02     $10.36     $10.24
                                                            ======             ======     ======     ======     ======     ======
Market value, end of period.........................        $ 9.50             $9.625     $9.375     $ 9.00     $9.688     $ 9.75
                                                            ======             ======     ======     ======     ======     ======
TOTAL RETURN+.......................................          1.57%(3)           9.08%     13.52%      0.67%      8.15%     (2.72)%

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Expenses............................................          1.17%(2)           1.18%(1)   1.14%(1)   1.16%(1)   1.21%      1.23%
Net investment income before preferred stock
 dividends..........................................          6.77%(2)           7.31%      7.70%      7.68%      8.37%      8.31%
Preferred stock dividends...........................          1.40%(2)           1.46%      1.41%      1.44%      1.55%      1.11%
Net investment income available to common
 shareholders.......................................          5.37%(2)           5.85%      6.29%      6.24%      6.82%      7.20%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.............         $353,306        $354,392   $349,294   $355,587   $368,225   $393,532
Asset coverage on preferred shares at end of
 period.............................................              353%            354%       349%       355%       368%       314%
Portfolio turnover rate.............................               12%(3)          21%         5%        14%        16%        23%

 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1)  Does not reflect the effect of expense offset of 0.01%.
(2)  Annualized.
(3)  Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

                      (This Page Intentionally Left Blank)

TRUSTEES                                          MORGAN STANLEY
----------------------------------------          DEAN WITTER
Michael Bozic                                     MUNICIPAL
Charles A. Fuimefreddo                            PREMIUM
Edwin J. Garn                                     INCOME TRUST
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT ADVISOR
----------------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048



The financial statements included herein          Semiannual Report
have been taken from the records of the           November 30, 1998
Fund without examination by the
independent accountants and accordingly
they do not express an opinion thereon.